      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                 WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND

The following information supplements certain information contained in the Fund's Prospectus and Statement of Additional Information.

New Sub-Investment Adviser. Effective immediately, the Fund has retained Credit Suisse Asset Management Limited (CSAM U.K.), located at Beaufort House, 15 St. Botolph Street, London, EX 3A 7JJ, as sub-investment adviser. The sub-investment advisory agreement with CSAM U.K. was approved by the shareholders of the Fund at a special meeting held on July 14, 2000. CSAM U.K. is responsible for assisting Credit Suisse Asset Management, LLC (CSAM) in the management of the Fund's international assets. CSAM U.K.'s sub-investment advisory fee will be paid by CSAM out of CSAM's net investment advisory fee and not by the Fund. Accordingly, no additional investment advisory fees will be paid by shareholders.

Like CSAM, CSAM U.K. is a member of Credit Suisse Asset Management and a subsidiary of Credit Suisse Group, one of the world's leading banks, and currently manages approximately $37 billion in assets. CSAM U.K. is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions.

Dated: November 14, 2000                                           WPEGT-16-1100